Cash and cash equivalents (Details) - EUR (€) € in Millions	Dec. 31, 2021		Dec. 31, 2020		Dec. 31, 2019	[1]	Dec. 31, 2018
Cash and cash equivalents
Cash and cash equivalents	€ 1,066		€ 488
Restricted cash	254		41
Closing balance	€ 1,320	[1]	€ 529	[1]	€ 50		€ 90

[1]	Cash and cash equivalents for the year ended 31 December 2021 include a cash balance of €190 million (2020: nil) that is contractually restricted from general use for a maximum duration of three years